SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 30, 1996


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
            Servicing Agreement, dated as of December 1, 1996,
              providing for the issuance of Home Equity Loan
               Pass-Through Certificates, Series 1996-HE4)


                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)


New Jersey                        33-5042                         21-0627285
____________________________________________________________________________
(State or other jurisdiction     (Commission                (I.R.S. Employer
           of incorporation)      File Number)              Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On December 30, 1996 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1996-HE4 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one-to-four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated December 20, 1996.

The original principal balance of each Class of the Certificates is as follows:


                Class A1                     $64,100,000.00
                Class A2                     $33,800,000.00
                Class A3                     $23,100,000.00
                Class A4                     $28,100,000.00
                Class A5                     $19,700,000.00
                Class A6                     $15,900,000.00
                Class A7                     $16,328,000.00
                Class R1                            $500.00
                Class R2                            $500.00
                Class M                       $7,689,000.00
                Class B1                      $4,394,000.00
                Class B2                      $2,746,000.00
                Class B3                      $1,428,000.00
                Class B4                        $439,000.00
                Class B5                      $1,979,644.44
                Class S                               (1)

                                            ---------------
                                      Total $219,704,644.44
                                            ---------------


1. The Class S has an original Notional Principal Balance equal to $219,704,644.44.

The Initial Maximum Amount equals 8.5% of the initial aggregate
Certificate Principal Balance of all the Certificates. The
Company has agreed to sell the Class R1 and Class R2 Certificates to PaineWebber Incorporated and will make a payment with respect to such Certificates in the amount of $110,000.00.

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 97.89% of the Mortgage Loans are Self-amortizing Mortgage Loans, and approximately 2.11% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

      The Mortgage Rates borne by the Mortgage Loans range from approximately 7.3750% to 16.9500% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.9274% per annum. The original principal balances of the Mortgage Loans range from approximately $4,194.00 to $500,000 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is expected to be approximately $56,406.84 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is October 1991, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is November 2026. All of the Mortgage Loans have original terms to maturity of approximately 5 to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 37 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 211 months. Approximately 31.65% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 178 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 0.96% to 90.00%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 64.63%. The Second-Lien Combined Loan-to-Value of the second-lien Mortgages at origination is expected to range from approximately 7.23% to 83.24%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is expected to be approximately 70.51%. No more than approximately 0.60% of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

      No more than approximately 2.25% of the Mortgage Loans are expected to have been originated under the NIV program. Less than 0.25% of the Mortgage Loans are expected to have been originated under the High LTV program. No more than 14.26% of the Mortgage loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 10.70% of the Mortgage Loans are expected to have been originated under the Streamlined Portfolio program.

      Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans expected to be included therein:

                     Cut-off Date Principal Balances

-------------------------------------------------------------------------
                                                        Percentage of
  Range of Cut-off      Number of     Cut-off Date      Cut-off Date
        Date            Mortgage       Principal         Aggregate
 Principal Balances      Loans          Balance      Principal Balance
-------------------------------------------------------------------------

$    00.00 -  10,000.00     133        $1,137,432.37         0.52%

 10,000.01 -  20,000.00     531        $8,491,123.23         3.86%

 20,000.01 -  30,000.00     566       $14,483,971.22         6.59%

 30,000.01 -  40,000.00     470       $16,724,237.97         7.61%

 40,000.01 -  50,000.00     430       $19,510,973.78         8.88%

 50,000.01 -  60,000.00     416       $23,134,027.24        10.53%

 60,000.01 -  75,000.00     440       $29,679,331.82        13.51%

 75,000.01 - 100,000.00     428       $37,244,935.98        16.95%

100,000.01 - 150,000.00     351       $42,216,515.89        19.22%

150,000.01 - 200,000.00      77       $13,317,545.30         6.06%

200,000.01 - 250,000.00      34        $7,532,268.15         3.43%

250,000.01 - 300,000.00       7        $1,886,714.84         0.86%

300,000.01 - 350,000.00       7        $2,305,670.71         1.05%

350,000.01 - 400,000.00       4        $1,542,061.86         0.70%

400,000.01+                   1          $497,834.08         0.23%
                     ====================================================
               Total      3,895      $219,704,644.44       100.00%
                     ====================================================

                              Mortgage Rates


--------------------------------------------------------------------------
                        Number of     Cut-off Date      Percentage of
 Range of Mortgage   Mortgage Loans     Principal        Cut-off Date
       Rates                             Balance     Aggregate Principal
                                                           Balance
--------------------------------------------------------------------------

  0.000 -   7.500%           1            $98,462.85         0.04%
  7.501 -   8.000            5           $422,331.78         0.19%
  8.001 -   8.500           39         $3,646,530.22         1.66%
  8.501 -   9.000          331        $26,148,811.95        11.90%
  9.001 -   9.500          765        $50,962,495.80        23.20%
  9.501 -  10.000          792        $52,959,260.51        24.11%
 10.001 -  10.500        1,096        $42,437,677.26        19.32%
 10.501 -  11.000          431        $22,913,760.78        10.43%
 11.001 -  11.500          181         $8,580,173.04         3.91%
 11.501 -  12.000          111         $6,028,389.13         2.74%
 12.001 -  12.500           53         $2,178,228.01         0.99%
 12.501 -  13.000           35         $1,637,529.08         0.75%
 13.001 -  13.500            7           $230,073.03         0.10%
 13.501 -  14.000           17           $581,800.97         0.26%
 14.001 -  15.000           21           $624,138.96         0.28%
 15.001 & Above             10           $254,981.07         0.12%
                     =====================================================
               Total     3,895       $219,704,644.44       100.00%
                     =====================================================

             Geographic Distribution of Mortgaged Properties

---------------------------------------------------------------------------
                 Number of   Cut-off Date    Percentage of Cut-off Date
     State        Mortgage     Principal     Aggregate Principal Balance
                   Loans        Balance
---------------------------------------------------------------------------

Alabama              101     $3,570,898.83        1.63%
Arizona               31       $811,969.10        0.37%
Arkansas              10       $623,764.06        0.28%
California           116     $5,291,373.50        2.41%
Colorado              85     $4,323,952.19        1.97%
Connecticut          114     $9,289,994.00        4.23%
District of Columbia  59     $4,149,367.85        1.89%
Delaware              31     $2,004,227.72        0.91%
Florida              419    $18,608,063.44        8.47%
Georgia               97     $4,523,172.83        2.06%
Idaho                 22     $1,023,473.76        0.47%
Illinois             234    $13,529,130.69        6.16%
Indiana               93     $4,611,246.36        2.10%
Iowa                   3       $189,956.53        0.09%
Kansas                11       $382,889.48        0.17%
Kentucky              18       $780,787.86        0.36%
Louisiana             13       $940,819.84        0.43%
Maine                  8       $317,347.09        0.14%
Massachusetts        164    $10,795,821.26        4.91%
Maryland             234    $17,049,293.00        7.76%
Michigan              74     $3,585,485.74        1.63%
Minnesota             29       $883,878.13        0.40%
Mississippi            4       $227,165.04        0.10%
Missouri              64     $3,422,630.74        1.56%
Montana                1        $58,396.41        0.03%
North Carolina       258    $11,702,711.08        5.33%
Nebrasa                4       $233,949.12        0.11%
New Hampshire         24     $1,193,517.23        0.54%
New Jersey           248    $18,995,623.41        8.64%
New Mexico            78     $3,547,770.57        1.61%
Nevada                22       $744,114.89        0.34%
New York             276    $21,713,293.57        9.87%
Ohio                 148     $8,832,908.77        4.02%
Oklahoma              21     $1,005,408.93        0.46%
Oregon               116     $5,911,009.92        2.69%
Pennsylvania         148     $7,665,326.90        3.49%
Rhode Island          99     $5,747,326.48        2.62%
South Carolina       126     $5,555,164.70        2.53%
Tennessee             29     $1,155,459.99        0.53%
Utah                  73     $4,031,322.81        1.83%
Virginia             101     $5,724,341.76        2.61%
Vermont                3       $281,139.96        0.13%
Washington            58     $3,261,111.40        1.48%
Wisconsin             16       $847,463.65        0.39%
West Virginia          5       $270,970.02        0.12%
Wyoming                7       $289,603.83        0.13%
                ===========================================================
          Total    3,895   $219,704,644.44      100.00%
                ===========================================================

                        Priority of Mortgage Loans

---------------------------------------------------------------------------
                        Number of     Cut-off Date       Percentage of
      Priority       Mortgage Loans     Principal        Cut-off Date
                                         Balance      Aggregate Principal
                                                            Balance
---------------------------------------------------------------------------

First-priority          2,506       $179,898,619.20        81.88%
Second-priority         1,389        $39,806,025.24        18.12%
                     ======================================================
               Total    3,895       $219,704,644.44       100.00%
                     ======================================================


                           Year of Origination

---------------------------------------------------------------------------
                        Number of     Cut-off Date       Percentage of
Year of Origination  Mortgage Loans     Principal        Cut-off Date
                                         Balance      Aggregate Principal
                                                            Balance
---------------------------------------------------------------------------

1996                    3,859      $217,218,050.68         98.87%
1995                       16        $1,017,225.77          0.46%
1994                       12          $787,430.32          0.36%
1993                        3          $285,254.40          0.13%
1992                        3          $355,378.85          0.16%
1991                        2           $41,304.42          0.02%
                     ======================================================
               Total    3,895      $219,704,644.44        100.00%
                     ======================================================


        Months Remaining to Stated Maturity as of the Cut-off Date

---------------------------------------------------------------------------
  Number of Months       Number of     Cut-off Date      Percentage of
 Remaining to Stated  Mortgage Loans     Principal        Cut-off Date
      Maturity                            Balance     Aggregate Principal
                                                            Balance
---------------------------------------------------------------------------

 36 - 60                    99         $1,666,361.50         0.76%
 61 - 84                     9           $278,407.89         0.13%
 85 - 108                    8           $276,626.57         0.13%
109 - 132                  347         $9,280,923.57         4.22%
133 - 156                   22         $1,256,532.24         0.57%
157 - 180                 2195       $124,324,030.62        56.58%
181 - 240                  934        $57,908,804.48        26.36%
241 - Above                281        $24,712,957.57        11.25%
                      =====================================================
                Total     3895       $219,704,644.44       100.00%
                      =====================================================

                      Types of Mortgaged Properties

---------------------------------------------------------------------------
                        Number of     Cut-off Date       Percentage of
   Property Type     Mortgage Loans     Principal        Cut-off Date
                                         Balance      Aggregate Principal
                                                            Balance
---------------------------------------------------------------------------

Single-family            3,483      $195,830,525.42         89.14%
detached
Single-family              169        $8,577,044.04          3.90%
attached
2 - 4 Units                206       $13,910,874.70          6.33%
Condo                       37        $1,386,200.28           .63%
                     ------------------------------------------------------
               Total     3,895      $219,704,644.44        100.00%
                     ======================================================

                     Use of Mortgaged Properties (1)

---------------------------------------------------------------------------
                        Number of     Cut-off Date       Percentage of
        Use          Mortgage Loans     Principal        Cut-off Date
                                         Balance      Aggregate Principal
                                                            Balance
---------------------------------------------------------------------------

Primary residence        3,708       $211,469,124.63          96.25%
Non-primary                187         $8,235,519.81           3.75%
residence(2)
                     ======================================================
               Total     3,895       $219,704,644.44         100.00%
                     ======================================================

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.

                               Second-Lien
                   Combined Loan-to-Value Ratio (1) (2)
                     (for Second-Lien Mortgage Loans)

---------------------------------------------------------------------------
                        Number of                        Percentage of
 Range of Combined   Mortgage Loans   Cut-off Date       Cut-off Date
Loan-to-Value Ratios      in a          Principal     Aggregate Principal
                       Second-Lien       Balance         Balance in a
                        Position                     Second-Lien Position
---------------------------------------------------------------------------

    0 - 10.00                1           $13,483.12            0.03%
10.01 - 20.00                1           $14,005.40            0.04%
20.01 - 30.00                6           $75,487.81            0.19%
30.01 - 40.00               23          $693,604.92            1.74%
40.01 - 50.00               66        $1,838,430.15            4.62%
50.01 - 60.00              114        $3,629,657.45            9.12%
60.01 - 70.00              302        $8,642,054.18           21.71%
70.01 - 75.00              233        $6,732,660.03           16.91%
75.01 - 80.00              634       $17,741,252.16           44.57%
80.01 - 85.00                9          $425,390.02            1.07%
85.01 and  Above             0                $0.00            0.00%
                     ======================================================
               Total      1389       $39,806,025.24          100.00%
                     ======================================================


(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).
(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 70.51%.

                 Home Equity Loan-to-Value Ratio (1) (2)

---------------------------------------------------------------------------

Range of Home            Number of     Cut-off Date       Percentage of
Equity Loan to        Mortgage Loans     Principal        Cut-off Date
Value Ratios                              Balance      Aggregate Principal
                                                            Balance
---------------------------------------------------------------------------

  0.00 - 10.00%            216        $3,282,756.98            1.49%
 10.01 - 20.00             650       $15,357,415.80            7.00%
 20.01 - 30.00             366       $12,348,998.32            5.62%
 30.01 - 40.00             200        $8,700,497.79            3.96%
 40.01 - 50.00             189        $9,630,235.98            4.38%
 50.01 - 60.00             211       $12,749,996.67            5.80%
 60.01 - 70.00             389       $25,598,149.78           11.65%
 70.01 - 75.00             254       $18,784,215.34            8.55%
 75.01 - 80.00           1,158       $92,788,361.61           42.23%
 80.01 - 85.00             251       $19,308,656.72            8.79%
 85.01 - 90.00              11        $1,155,359.45            0.53%
 90.01 & Above               0                $0.00            0.00%
                     ======================================================
               Total     3,895      $219,704,644.44          100.00%
                     ======================================================

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 2.60% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratio for first-lien Mortgage Loans is approximately 64.63%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is expected to be approximately 73.45% and 24.75%, respectively.

                      Home Equity Loan Ratio (1) (2)
                     (for second-lien Mortgage Loans)
---------------------------------------------------------------------------
                                                         Percentage of
                        Number of                        Cut-off Date
   Range of Home     Mortgage Loans   Cut-off Date    Aggregate Principal
 Equity Loan Ratios       in a          Principal     Balance of Mortgage
                       Second-Lien       Balance          Loans in a
                        Position                     Second-Lien Position
---------------------------------------------------------------------------

  0.00 - 10.00%             74        $1,046,449.75            2.63%
 10.01 - 20.00%            390        $7,202,293.12           18.08%
 20.01 - 30.00%            433       $11,492,018.30           28.86%
 30.01 - 40.00%            215        $7,168,040.73           18.01%
 40.01 - 50.00%            119        $5,233,095.45           13.15%
 50.01 - 60.00%             51        $2,009,998.18            5.05%
 60.01 - 70.00%             51        $2,267,638.45            5.70%
 70.00 - 75.00%             19          $843,446.00            2.12%
 75.01 - 80.00%             13          $658,816.89            1.66%
 80.01 - 85.00%             13        $1,061,983.81            2.67%
 85.01 - 90.00%              5          $356,438.44            0.90%
 90.01 - 100.00%             6          $465,806.12            1.17%
                     ======================================================
               Total      1389       $39,806,025.24          100.00%
                     ======================================================

(1) The "Home Equity Loan Ratio" of a Mortgage Loan that is secured by a second lien is the ratio (expressed as a percentage) that the original principal balance of the Mortgage Loan bears to the sum of the original principal balance of such Mortgage Loan and the outstanding amount of the related first mortgage loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios for second-lien Mortgage Loans is approximately 35.64%.

                                Loan Type
---------------------------------------------------------------------------
                        Number of     Cut-off Date       Percentage of
        Type         Mortgage Loans     Principal        Cut-off Date
                                         Balance      Aggregate Principal
                                                            Balance
---------------------------------------------------------------------------

Fully amortizing         3,087       $150,170,189.12          68.35%
Balloon                    808        $69,534,455.32          31.65%
                     ======================================================
               Total     3,895       $219,704,644.44         100.00%
                     ======================================================

        Months Remaining to Stated Maturity as of the Cut-off Date
                           (for Balloon Loans)
---------------------------------------------------------------------------
  Number of Months      Number of                        Percentage of
Remaining to Stated      Balloon      Cut-off Date       Cut-off Date
   Maturity as of    Mortgage Loans     Principal     Aggregate Principal
    Cut-off Date                         Balance      Balance of Balloon
                                                             Loans
---------------------------------------------------------------------------


109 - 132                    1          $214,225.81            0.31%
133 - 156                    2          $227,256.18            0.33%
157 - 180                  805       $69,092,973.33           99.36%
                     ======================================================
               Total       808       $69,534,455.32          100.00%
                     ======================================================

ITEM 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
           EXHIBITS



1.1  The Underwriting Agreement for the Series 1996-HE4
     Certificates dated September 24, 1996, as modified and supplement by the related terms agreement dated December 20, 1996, between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated and PaineWebber Incorporated.

4.1  The Pooling and Servicing Agreement for the Series 1996-HE4
     Certificates dated as of December 1, 1996 between GE Capital
     Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          /s/ Syed W. Ali
                                               ---------------
                                  Name:        Syed W. Ali
                                  Title:       Vice President







Dated as of December 30, 1996

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          _________________
                                  Name:        Syed W. Ali
                                  Title:       Vice President







Dated as of December 30, 1996

EXHIBIT INDEX


The exhibits are being filed herewith:

---------------------------------------------------------------------------
       EXHIBIT NO.              DESCRIPTION                 PAGE
---------------------------------------------------------------------------

           1.1            The Underwriting
                          Agreement dated
                          September 24, 1996, as
                          modified and
                          supplemented by the
                          related terms
                          agreement dated
                          December 20, 1996,
                          between GE Capital
                          Mortgage Services,
                          Inc., and Prudential
                          Securities
                          Incorporated and
                          PaineWebber
                          Incorporated.

           4.1            The Pooling and
                          Servicing Agreement
                          for the Series
                          1996-HE4 Certificates
                          dated as of December
                          1, 1996 between GE
                          Capital Mortgage
                          Services, Inc., as
                          seller and servicer,
                          and The First National
                          Bank of Chicago, as
                          trustee.
---------------------------------------------------------------------------